CUMBERLAND TECHNOLOGIES, INC.
                       4311 West Waters Avenue, Suite 401
                              Tampa, Florida 33614


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------

TO THE SHAREHOLDERS OF CUMBERLAND TECHNOLOGIES, INC.:
----------------------------------------------------

     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of CUMBERLAND TECHNOLOGIES, INC. (the "Company") will be held at the office of Cumberland Technologies, Inc., 4311 West Waters Avenue, Suite 401, Tampa, Florida 33614 on October 22, 2001 at 9:00 a.m., Tampa time, for the following purposes:

     1.   To elect three  directors  to serve  until the next annual  meeting of
          shareholders   and  until  their   successors  are  elected  and  have
          qualified.

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The proxy statement dated September 17, 2001 is attached.

     Only record holders of the Company's $.001 par value Common Stock at the close of business on September 17, 2001 will be eligible to vote at the meeting.

     Your attendance at the annual meeting is very much desired. However, if there is any chance you may not be able to attend the meeting, please execute, complete, date and return the proxy in the enclosed envelope. If you attend the meeting, you may revoke the proxy and vote in person.


                                             By Order of the Board of Directors:

                                             /s/:  CAROL S. BLACK
                                             -----------------------------------
                                             Carol S. Black, Secretary


Date: September 17, 2001

     A copy of the Annual Report on Form 10-K of Cumberland Technologies, Inc. for the fiscal year ended December 31, 2000 containing financial statements is enclosed.

                          CUMBERLAND TECHNOLOGIES, INC.
                       4311 West Waters Avenue, Suite 401
                              Tampa, Florida 33614

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
               --------------------------------------------------

     This statement is furnished for the solicitation by the Board of Directors of proxies for the annual meeting of shareholders of Cumberland Technologies, Inc. ("Cumberland," or the "Company") to be held on October 22, 2001, at 9:00 a.m., Tampa time, at the office of Cumberland Technologies, Inc., 4311 West Waters Avenue, Suite 401, Tampa, Florida 33614. The sending in of a signed proxy will not affect the shareholder's right to attend the meeting and vote in person. A signed proxy may be revoked by the sending in of a timely but later dated, signed proxy. Any shareholder giving a proxy may also revoke it at any time before it is exercised by giving oral or written notice to Carol S. Black, Secretary of the Company, at the offices of the Company. Oral notice may be delivered by telephone call to Ms. Black, at the offices of the Company, at
(813) 885-2112.

     Holders of record of the Company's $.001 par value Common Stock at the close of business on September 17, 2001, will be eligible to vote at the meeting. The Company's stock transfer books will not be closed. At the close of business on August 31, 2001, the Company had outstanding a total of 5,597,244 shares of $.001 par value common stock (excluding a total of 318,112 shares of treasury stock held by the Company, which are not entitled to vote). Each such share will be entitled to one vote (non-cumulative) at the meeting.

     Other than the matters set forth herein, management is not aware of any other matters that may come before the meeting. If any other business should properly come before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote the shares represented by the effective proxies and intend to vote them in accordance with their best judgment.

     This proxy statement and the attached proxy were first mailed to security holders on behalf of the Company on or about September 17, 2001. Properly executed proxies, timely returned, will be voted and, where the person solicited specifies by means of a ballot a choice with respect to any matter to be acted upon at the meeting, the shares will be voted as indicated by the shareholder. If the person solicited does not specify a choice with respect to election of directors, the shares will be voted "FOR" the nominees identified below for election as directors. In addition to the solicitation of proxies by the use of the mails, directors and officers of the Company may solicit proxies on behalf of the Board by telephone, telegram and personal interview. Such persons will receive no additional compensation for their solicitation activities, and will be reimbursed only for their actual expenses in connection therewith. The costs of soliciting proxies will be borne by the Company.

VOTING PROCEDURES AND VOTE REQUIRED
-----------------------------------

     The Secretary of Cumberland, in consultation with the judges of election, who will be employees of the Company's transfer agent, shall determine the eligibility of persons present at the Annual Meeting to vote and shall determine whether the name signed on each proxy card corresponds to the name of a shareholder of the Company. The Secretary, based on such consultation, shall also determine whether or not a quorum of the shares of the Company (consisting of a majority of the votes entitled to be cast at the Annual Meeting) exists at the Annual Meeting. Both abstentions from voting and broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business. If a quorum exists and a vote is taken at the Annual Meeting, the Secretary of the Company, with the assistance of the judges of election, shall tabulate (i) the votes cast for or against each proposal and
(ii) the abstentions in respect of each proposal.

     Directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. Since there are three directorships to be filled, this means that the three individuals receiving the most votes will be elected. Abstentions and broker non-votes will therefore not be relevant to the outcome.

     The Company's Directors and Executive Officers beneficially own 76.7% of the shares of Cumberland Common Stock and intend to vote such shares in favor of the nominees named below. There are no rights of appraisal or similar rights with respect to any matter to be acted upon pursuant to this proxy statement.

ELECTION OF DIRECTORS
---------------------

     The proxy holders intend to vote "FOR" election of the nominees named below (who are currently members of the Board) as directors of the Company, unless otherwise specified in the proxy. Directors of the Company elected at the Annual Meeting to be held on October 22, 2001 will hold office until the next Annual Meeting or until their successors are elected and qualified.

     Each of the nominees has consented to serve on the Board of Directors, if elected. Should any nominee for the office of director become unable to accept nomination or election, which is not anticipated, it is the intention of the persons named in the proxy, unless otherwise specifically instructed in the proxy, to vote for the election in his stead of such other person as the Board may recommend.

     The individuals listed below as nominees for the Board of Directors were directors of the Company during 2000. The name and age of each nominee, his principal occupation, and the period during which such person has served as a director is set forth below:


                                                    Shares of        Percent of
                                                  Cumberland Stock  Outstanding
                                                   Beneficially      Shares of
                                                  Owned at July 31,  Cumberland
Name of Nominee      Service as Director    Age       2001(1)           Stock
-------------------  -------------------    ---    -----------------  ----------
Francis M. Williams     since 1991          59       3,852,295 (2)         68.8%
Andrew J. Cohen (4)     since 1997          47          47,590 (3)            *
R. Donald Finn (4)      since 1999          57           7,131 (5)            *

----------------
     *Ownership represents less than 1% of outstanding shares of Cumberland Common Stock.

(1) Except as otherwise noted, the nature of the beneficial ownership for all shares is sole or shared voting and investment power.

(2) Includes 2,505,487 shares owned by Mr. Francis Williams; 1,149,635 shares allocated to Mr. Williams based on his 66.7% ownership in Kimmins Corp. ("KC"), 29,346 shares owned by Mr. Williams' wife; 14,777 shares held by Mr. Williams as trustee for his wife and children and 153,050 held by various real estate partnerships of which Mr. Williams is 100 percent owner. Mr. Williams owns 66.7% of the outstanding common stock of Kimmins Corp. and is its Chairman and Chief Executive Officer.

(3) Includes 50% of the 72,540 shares owned by C&C Properties a partnership in which Mr. Cohen has a 50% ownership, 6,320 shares held in trust for Mr. Cohen's minor children and options to purchase 5,000 shares of Cumberland Technologies, Inc. common stock.

(4)  Member of the Audit Committee.

(5) Includes 2,131 shares owned by Mr. R. Donald Finn and options to purchase 5,000 shares of Cumberland Technologies, Inc., common stock.

     Francis M. Williams has been Chairman of the Board of Cumberland since its inception and, until June 1992, was President of Cumberland. Mr. Williams is the uncle of Mr. Joseph M. Williams, President of Cumberland. In addition, Mr. Williams has been Chairman of the Board and Director of CCS and SSI from inception and President and Chairman of the Board of KC since its inception in 1979. Prior to November 1988, Mr. Williams was the Chairman of the Board and Chief Executive Officer of Kimmins Corp. and its predecessors and sole owner of K Management Corp. From June 1981 until January 1988, Mr. Williams was the Chairman of the Board of Directors of College Venture Equity Corp., a small business investment company; and since June 1981, he has been Chairman of the Board, Director, and sole stockholder of Kimmins Coffee Service, Inc., an office coffee service company. Mr. Williams has also been a director of the National Association of Demolition Contractors and a member of the executive committee of the Tampa Bay International Trade Council.

     Andrew J. Cohen was elected as a Director to Cumberland's Board effective February 24, 1997. Currently Co-President and Chief Executive Officer of ABC Capital Corp., an investment management firm based in Tampa, Florida and also acts as Co-Chairman on their Board of Directors. In addition, Mr. Cohen is President of Albany Associates, Inc., a Tampa based management consulting firm. Since June of 1972, Mr. Cohen has been co-President of ABC Fabric of Tampa, Inc. which is now the fourth largest private retail fabric company in the United
States. Mr. Cohen brings both national marketing and corporate management experiences to Cumberland.

     R. Donald Finn was elected as a Director to Cumberland's Board effective September 9, 1999. For more than the last five years, Mr. Finn has been a partner in the law firm of Gibson, McAskill & Crosby, located in Buffalo, New York, where Mr. Finn has practiced law for more than the last 25 years.

      INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD
      --------------------------------------------------------------------

     Meetings of the Board of Directors. During 2000, there was one meeting of the Board of Directors.

     Director Compensation. During the year ended December 31, 2000, the Company paid all non-employee directors an annual fee of $5,000. In addition, directors are reimbursed for expenses incurred in connection with their services as a director.

     CTI has 400,000 shares of its common stock reserved for issuance for the exercise of options to be granted under its stock option plan (the "Plan"). Options granted under the Plan, in general, expire no later than ten years from the date of grant. The directors are eligible to receive stock options at the discretion of the board.

     Audit Committee. The Company's Audit Committee consists of Mr. Francis M. Williams, Chairman of the Board and two non-employee directors: Mr. Cohen and Mr. Finn. The Audit Committee met once during 2000. The function of the Audit Committee is to review the general scope of the Company's annual audit and the nature of services to be performed for the Company in connection therewith, acting as liaison between the Board of Directors and the independent auditors.

     Compensation Advisory Committee. Cumberland does not have a standing compensation committee of the Board of Directors.

     Nominating Committee. Cumberland does not have a standing nominating committee of the Board of Directors.

     During 2000, no director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which he served.

REPORT OF THE AUDIT COMMITTEE
-----------------------------

     The following Report of the Audit Committee shall not be deemed to be "soliciting material" or be "filed" with the Securities and Exchange Commission ("the Commission") or subject to Regulations 14A or 14C of the Commission or to the liabilities of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, notwithstanding any general incorporated by reference of this Proxy Statement into any other document.

     The Board of Directors maintain an Audit Committee comprised of three members of which two represent the Company's outside directors. The Board of Directors and the Audit Committee believes that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition as currently in effect, including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(14). All of the Audit Committee members are independent except for Mr. Williams. Mr. Williams is not independent because he is an officer, director and a controlling shareholder of Kimmins Corp., an affiliate of Cumberland. The Board has determined that Mr. Williams membership on the Audit Committee is in the best interest of the Company. In addition, the Company qualifies as a "small business issuer" under SEC Regulation S-B and therefore, is only required to have two independent directors on its Audit Committee. The Board has adopted a written Charter of the Audit Committee, a copy of which is attached as Appendix A hereto.

     The Audit Committee oversees the Company's financial process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States of America. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2000 with management. The Audit Committee considered the compatibility of the non-audit services the Company received from its independent auditors and the effect of such engagements on the independence of the independent auditors. The Audit Committee had previously met with management to discuss the interim financial statements of the Company for each applicable reporting period prior to the filing or distribution of such financial statements.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principals or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent."

     In reliance on the reviews and discussion referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with Securities and Exchange Commission.

                                               Audit Committee

                                               By: /s/ Francis M. Williams
                                               ---------------------------------
                                               Francis M. Williams

                                               By: /s/ Andrew J. Cohen
                                               ---------------------------------
                                               Andrew J. Cohen

                                               By: /s/ R. Donald Finn
                                               ---------------------------------
                                               R. Donald Finn

     The Company incurred the following fees for services performed by Deloitte & Touche LLP in 2000:

Audit Fees
----------

     Fees for the year 2000 audit and the review of Forms 10-Q in 2000 were $98,180.

Financial Information Systems Design and Implementation Fee
-----------------------------------------------------------

     Deloitte & Touche LLP did not render any services related to financial information systems design and implementation for the year ended December 31, 2000.

All Other Fees
--------------

     Aggregate fees billed for all other services rendered by Deloitte & Touche LLP for the year ended December 31, 2000 were $21,500.

     Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate other Company filings, including this proxy statement, in whole or in part, the following Report and Performance Graph shall not be incorporated by reference into any such filings.

           REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
           ----------------------------------------------------------

     There is no formal compensation committee of the Board of Directors or other committee of the Board performing equivalent functions. Compensation is determined by Francis M. Williams, Chairman of the Board of the Company under the direction of the Board of Directors. There is no formal compensation policy for the Chief Executive Officer of the Company. Compensation of the Chief Executive Officer, which primarily consists of salary, is based generally on performance and the Company's resources. Compensation for Mr. Joseph Williams has been fixed annually each year by the Chairman of the Board. Mr. Joseph Williams' compensation is not subject to any employment contract.

     In general, following initial employment, the granting of stock-based incentives is considered by the Company to be justified when the Company's revenues and earnings, coupled with the individual executive's performance, warrant supplemental compensation in addition to the salary and bonus paid with respect to a given year. The Board thinks it unlikely that any participants in the Company's stock plans will, in the foreseeable future, receive in excess of $1 Million in aggregate compensation (the maximum amount for which an employer may claim a compensation deduction pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended, unless certain performance-related compensation exemptions are met) during any fiscal year, and has therefore determined that the Company will not take any affirmative action at this time to meet the requirements of such exemptions.


                                      By:  /s/ Francis M. Williams
                                      ------------------------------------------
                                      Francis M. Williams, Chairman of the Board


                                      By: /s/ Andrew J. Cohen
                                      ------------------------------------------
                                      Andrew J. Cohen, Director


                                      By: /s/ R. Donald Finn
                                      ------------------------------------------
                                      R. Donald Finn, Director

                                PERFORMANCE GRAPH
                                -----------------

     Set forth below is a line-graph presentation comparing the cumulative shareholder return on the Company's Common Stock, on an indexed basis, against cumulative total returns of the Nasdaq Stock Market and of companies listed on the Nasdaq Stock Market in Securities Industrial Code (SIC Code 6351) in the surety industry. The returns for the peer group were weighted according to each issuer's market capitalization. The Company's Common Stock (symbol "CUMB") had been traded in the over-the-counter market since October 1, 1992. Effective December 16, 1996, Cumberland was approved and included in the trading on the Nasdaq SmallCap Market. The Performance Graph shows total return on investment for the period beginning December 31, 1995 and ending December 31, 2000. Total return assumes reinvestment of dividends.

       THE CURRENT COMPOSITION OF THE SURETY INDUSTRY CODE IS AS FOLLOWS:
       ------------------------------------------------------------------

   ACMAT Corp. Cla           Frontier Insurance Group    Penn America Group
   AMBAC Financial Group     MBIA Inc.                   PMI Group Inc.
   Amwest Insurance Group    MGIC Investments Corp.



                      [GRAPHIC OMITTED] [GRAPHIC OMITTED]







                 VALUE OF $100 INVESTED ON DECEMBER 31, 1995 AT:

                       -------  --------  --------  --------  -------  ---------
                        12/95     12/96     12/97     12/98    12/99     12/00
                       -------  --------  --------  --------  -------  ---------

CUMBERLAND .........   $100.00  $ 960.00  $ 880.00  $ 640.00  $480.00  $ 800.00
NASDAQ MARKET (U.S.)    100.00    123.03    150.68    212.45   394.80    237.43
PEER GROUP .........    100.00    136.48    201.30    169.48   177.91    240.65

EXECUTIVE COMPENSATION
----------------------

     The following table sets forth the compensation paid or accrued by the Company to the Company's President and the President of Cumberland Casualty & Surety Company ("CCS"). No other executive officer received compensation of $100,000 or more in 2000. The information presented is for the years ended December 31, 2000, 1999 and 1998.


                           SUMMARY COMPENSATION TABLE

                                                                           Annual Compensation
                                                       -------------------------------------------------------
                                                                                                   Other
                                                                                                   Annual
    Name of Individual and Principal Position                 Year      Salary       Bonus       Compensation
    -----------------------------------------          -------------------------------------------------------

    Joseph M. Williams, President and Treasurer:              2000    $ 95,000    $  64,000 $        --
                                                              1999    $ 95,000    $  60,000 $        --
                                                              1998    $ 95,000    $  30,000 $        --

    Edward J. Edenfield IV, President of CCS:                 2000    $115,000    $  50,500 $      15,000
                                                              1999    $115,000    $  35,000 $        --
                                                              1998    $116,731    $  25,000 $        --


     Grant of Options. During 2000, no options were granted to Mr. Williams. No stock appreciation rights (SARs) have been granted by the Company.

     Options Exercised. The following table sets forth information regarding the number of options held by the Company's President and President of CCS including the value of unexercised in-the-money options as of December 31, 2000. Mr. Williams exercised 56,000 options in 2000. The closing price of the Company's Common Stock on December 31, 2000 used to calculate the value of unexercised options was $1.875 per share.

            AGGREGATED OPTIONS/SAR EXERCISED IN LAST FISCAL YEAR AND
                       FISCAL YEAR-END OPTIONS/SAR VALUES
                       ----------------------------------

                                                 Number of          Value of
                                                Securities         Unexercised
                                                Underlying        In-the-Money
                                                Unexercised        Options at
                           Shares            Options at Fiscal   Fiscal Year End
                          Acquired              Year End            ($)(1)
                         Exercised   Value   (#) Exercisable/     Exercisable/
Name                        (#)     Realized   Unexercisable     Unexercisable
----                     ---------  --------  ---------------    ---------------

Joseph M. Williams        56,000    $105,000    44,000/0           $82,500/0
Edward J. Edenfield IV       --          --     22,000/0           $41,250/0


     Option Repricing. The Company did not reprice any stock options in 1998, 1999 or 2000 and, to date, has not issued any stock appreciation rights.

     Employment  Agreements.   The  Company  has  not  entered  into  employment
agreements with any of its executives.

     Compensation Advisory Committee Interlocks and Insider Participation. There is no compensation committee of the Company's Board of Directors or other committee of the Board performing equivalent functions. The person who performs the equivalent function is Francis M. Williams, Chairman of the Board. Francis Williams serves as an executive officer and director of Kimmins Corp. of which Joseph Williams is also an executive officer.

CERTAIN RELATIONSHIPS
---------------------

     Surplus Debentures/Term Note. In 1988, CCS, a wholly-owned subsidiary of the Company, issued a surplus debenture to KC in exchange for $3,000,000 which bears interest at 10 percent per annum. In 1992, the debenture due to KC from CCS was assigned to the Company. Interest and principal payments are subject to approval by the Florida Department of Insurance. On April 1, 1997, the Company forgave $375,000 of its $3,000,000 surplus debenture due from CCS. As a result, CCS increased paid-in-capital by $375,000. On June 30, 1999, the Company forgave $576,266 of its $2,625,000 surplus debenture due from CCS. As a result, CCS increased paid-in-capital to $1,000,000 from $423,734. As of December 31, 2000, no payments could be made under the terms of the debenture.

     The Company entered into a term note agreement with KC for the outstanding amount of the surplus debenture, including interest in arrears of ($4,291,049) at September 30, 1992 as part of the Distribution. The term note was pari passi with the other debts of CCS, had a 10 percent interest rate and was due on October 1, 2002.

     Effective October 1, 1996, the Company issued 1,723,290 shares at $3.00 per share of its common stock to Kimmins Corp. (f/k/a Kimmins Environmental Services Corp.) in exchange for surrender of the Company's term note payable in the amount of $5,169,870.

     Effective November 10, 1998 the Company entered into a $1,000,000 convertible term note agreement with TransCor Waste Services, Inc., a subsidiary of KC. The note is due November 10, 2001 and bears interest at 10%. The lender may convert the principal amount of the note or a portion thereof into common stock at $3.00 per share subsequent to a six-month anniversary and prior to the close of business on the maturity date.

     CCS writes surety bonds for KC and its affiliates. Revenues attributable to transactions with KC and its affiliates were $4,413, $10,342 and $14,907 for the years ended December 31, 2000, 1999 and 1998, respectively. Qualex, a subsidiary of the Company, performs consulting services for KC and affiliates. Revenue attributable to transaction with affiliates were $171,292, $117,075 and $282,193 for years ended December 31, 2000, 1999 and 1998, respectively.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
-------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (SEC). Officers, directors, and greater than 10 percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on the Company's review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that all filing requirements applicable were complied with during fiscal 2000.

       OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND CERTAIN EXECUTIVE OFFICERS
       ------------------------------------------------------------------

     The name and address of each person or entity who owned beneficially 5% or more of the outstanding shares of Common Stock of Cumberland on July 31, 2001, together with the number of shares owned and the percentage of outstanding shares that ownership represents is set forth in the following table. The table also shows information concerning beneficial ownership by the President of the Company, the President of CCS, and by all directors and executive officers as a group. The number of shares beneficially owned is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after the date hereof through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting powers (or shares such powers with his or her spouse) with respect to the shares set forth in the following table:

                                                    Number of      Percentage of
                                                    Shares of       Outstanding
                                                 Cumberland Stock    Shares of
                                                   Beneficially      Cumberland
Beneficial  Owner  (1)(2)                             Owned            Stock
-------------------------                         ---------------   ------------

Francis M. Williams
c/o Kimmins Corp.
1501 2nd Avenue East
Tampa, Florida 33605 ............................     3,852,295(3)       68.8%

Kimmins Corp.
1501 2nd Avenue East
Tampa, Florida  33605 ...........................     1,723,590          30.8%

Joseph M. Williams ..............................       358,993(4)        6.4%

Andrew J. Cohen .................................        47,590(5)         *

R. Donald Finn ..................................         7,131(6)         *

Edward J. Edenfield IV ..........................        30,000(7)         *

All current Directors and Executive
Officers as a group (5 persons) .................     4,296,009         76.8%

----------
     * Ownership represents less than 1% of outstanding Cumberland Common Stock.

(1) The address of all Officers and Directors of Cumberland listed above, unless listed separately, are in care of Cumberland at 4311 West Waters Avenue, Suite 401, Tampa, Florida 33614.

(2)  Cumberland  believes  that the persons  named in the table have sole voting
     and   investment   power  with  respect  to  all  shares  of  common  stock
     beneficially owned by them, unless otherwise noted.

(3) Includes 2,505,487 shares owned by Mr. Francis Williams; 1,149,635 shares allocated to Mr. Williams based on his 66.7% ownership in Kimmins Corp., 29,346 shares owned by Mr. Williams' wife; 14,777 shares held by Mr. Williams as trustee for his wife and children and 153,050 held by various real estate partnerships of which Mr. Williams is 100 percent Owner. Mr. Williams owns 66.7% of the outstanding common stock of Kimmins Corp. and is its Chairman and Chief Executive Officer.

(4) Includes 132,800 shares owned by Mr. Joseph M. Williams; 210 shares held by Mr. Williams as trustee for his children; 219 shares held by the KC 401(k) Plan and ESOP of which Mr. Williams is fully vested. Also includes 205,764 shares held by KC's 401(k) Plan, Profit Participation Plan and ESOP, options to acquire 20,000 shares of the Company's Common Stock held by the ESOP, of which Mr. Williams is a trustee; Mr. Williams disclaims beneficial ownership of these shares.

(5) Includes 50% of the 72,540 shares owned by C&C Properties a partnership in which Mr. Cohen has a 50% ownership and 6,320 shares held in trust for Mr. Cohen's minor children; options to acquire 5,000 shares of Cumberland common stock.

(6) Includes 2,131 shares owned by R. Donald Finn; options to acquire 5,000 shares of Cumberland common stock.

(7)  Includes options to acquire 30,000 shares of Cumberland Common Stock.

INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------

     The accounting firm of Deloitte & Touche LLP has served as the independent certified public accountants of the Company since 1999.

     It is anticipated that a representative from the accounting firm of Deloitte & Touche LLP will be present at the annual meeting of shareholders to answer questions and make a statement if the representative desires to do so.

     Ernst & Young LLP were the Company's independent auditors for the fiscal years ending December 31, 1998 and 1997. The Board of Directors of the Company dismissed Ernst & Young LLP as the Company's auditors on November 8, 1999. In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1998 and 1997, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedure. Ernst & Young LLP furnished the Company with a letter to the Commission stating that it agrees with the above statements.

SHAREHOLDER PROPOSALS
---------------------

     Appropriate proposals of shareholders intended to be presented at the Company's 2001 annual meeting of shareholders must be received by the Company May 16, 2002 for inclusion in its proxy statement and form of proxy relating to that meeting. Appropriate proposals of shareholders intended to be presented at the Company's 2002 annual meeting without inclusion in the proxy statement must be received by the Company by July 30, 2002. If the date of the next annual meeting is advanced or delayed by more than 30 calendar days from the date of the annual meeting to which this proxy statement relates, the Company shall, in a timely manner, inform its shareholders of the change, and the date by which proposals of shareholders must be received.

     UPON THE WRITTEN REQUEST OF ANY RECORD OR BENEFICIAL OWNER OF COMMON STOCK OF THE COMPANY WHOSE PROXY WAS SOLICITED IN CONNECTION WITH THE 2001 ANNUAL MEETING OF SHAREHOLDERS, THE COMPANY WILL FURNISH SUCH OWNER, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K WITHOUT EXHIBITS FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2000. REQUEST FOR A COPY OF SUCH ANNUAL REPORT ON FORM 10-K SHOULD BE ADDRESSED TO CAROL S. BLACK, SECRETARY, CUMBERLAND TECHNOLOGIES, INC., 4311 WEST WATERS AVENUE, SUITE 401, TAMPA, FLORIDA 33614.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO SIGN, COMPLETE, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, TO WHICH NO POSTAGE NEED BE AFFIXED.


Dated: September 17, 2001                     By Order of the Board of Directors

                                              By:  /s/  CAROL S. BLACK
                                              ----------------------------------
                                              Carol S. Black, Secretary

                                   APPENDIX A
                                   ----------

                             AUDIT COMMITTEE CHARTER
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     This Audit Committee Charter ("Charter") has been adopted by the Board of Directors (the "Board") of Cumberland Technologies, Inc. (the "Company"). The Audit Committee of the Board (the "Committee") shall review and reassess this charter annually and recommend any proposed changes to the Board for approval.

Role and Independence
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Organization
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     The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. It may also have such other duties as may from time to time be assigned to it by the Board. The membership of the Committee shall consist of at least three directors, who are each free of any relationship that, in the opinion of the Board, may interfere with such member's individual exercise of independent judgment. Each Committee member shall also meet the independence and financial literacy requirements for serving on audit committees and at least one member shall have accounting or related financial management expertise, all as set forth in the applicable rules of the NASDAQ. The Committee shall maintain free and open communication with the independent auditors and Company management. In discharging its oversight role, the Committee is empowered to investigate any matter relating to the Company's accounting, auditing, internal control or financial reporting practices brought to its attention, with full access to all Company books, records, facilities and personnel. The Committee may retain outside counsel, auditors or other advisors.

     One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas and making regular reports to the Board. The chair will also maintain regular liaison with the CEO, CFO and the lead independent audit partner.

     The Committee shall meet at least four times a year, or more frequently as the Committee considers necessary. At least once each year the Committee shall have separate private meetings with the independent auditors, management and the internal auditors.

Responsibilities
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     Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role as described below. The Committee shall be responsible for:

1. Recommending to the Board the independent auditors to be retained (or nominated for shareholder approval) to audit the financial statements of the Company, which auditors are ultimately accountable to the Board and the Committee, as representatives of the shareholders.

2. Evaluating, together with the Board and management, the performance of the independent auditors and where appropriate, replacing such auditors.

3. Obtaining annually from the independent auditors a formal written statement describing all relationships between the auditors and the Company, consistent with Independence Standards Board Standard Number 1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any relationships that may impact the objectivity and independence of the auditors and shall take or recommend that the Board take appropriate actions to oversee and satisfy itself as to the auditors' independence.

4. Reviewing the audited financial statements and discussing them with management and the independent auditors. These discussions shall include the matters required to be discussed under Statement of Auditing Standards No. 61 and consideration of the quality of the Company's accounting principles as applied in its financial reporting, including a review of particularly sensitive accounting estimates, reserves and accruals, judgmental areas, audit adjustments (whether or not recorded), and other such inquiries as the Committee or the independent auditors shall deem appropriate. Based on such review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders, if distributed prior to the filing of the Form 10-K).

5. Issuing annually a report to be included in the Company's proxy statement as required by the rules of the Securities and Exchange Commission.

6. Overseeing the relationship with the independent auditors, including discussing with the auditors the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditors full access to the Committee (and the Board) to report on any and all appropriate matters.

7.   Discussing with a representative of management and the independent auditors
     (1) the interim financial information contained in the Company's Quarterly Report on Form 10-Q prior to its filing, (2) the earnings announcement prior to its release (if practicable), and (3) the results of the review of such information by the independent auditors. (These discussions may be held with the Committee as a whole or with the Committee chair in person or by telephone.)

8. Discussing with management and the independent auditors the quality and adequacy of and compliance with the Company's internal controls.

9. Discussing with management and/or the Company's general counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements, and any material reports or inquiries from regulatory or governmental agencies.

     The Committee's job is one of oversight. Management is responsible for the preparation of the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management and the independent auditors have more resources and time, and more detailed knowledge and information regarding the Company accounting, auditing, internal control and financial reporting practices than the Committee does; accordingly the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its shareholders and others.